UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 22, 2008

VALLEY COMMERCE BANCORP
(Exact name of registrant as specified in its charter)

California	333-118883	46-1981399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Court Street Visalia, California	93291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (559) 622-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

On July 22, 2008, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(c)              The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2008	Valley Commerce Bancorp By: /s/ Roy O. Estridge Roy O. Estridge Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Press release dated July 22, 2008 announcing unaudited financial results for the six month period ended June 30, 2008.